Exhibit 99.1

 CHEVRON REVISES 1998 NET INCOME TO $1.339 BILLION TO INCLUDE POTENTIAL IMPACT
                    OF RECENT OKLAHOMA SUPREME COURT OPINION

SAN FRANCISCO, March 5, 1999 -- Chevron Corp. today announced that net income for the fourth quarter and year 1998 has been revised to include a special charge of $637 million arising from the March 2 Oklahoma Supreme Court opinion in the Cities Service case.

Even though Chevron plans to aggressively seek further review of this case in the courts, the company indicated the adjustment was made to comply with accounting standards that require recognition of certain potential losses.

Net income for 1998 was reduced to $1.339 billion ($2.04 per share - diluted) from the previously reported preliminary earnings of $1.976 billion. Fourth quarter net income was reduced to a loss of $206 million ($0.31 loss per share - diluted) from the previously reported preliminary profit of $431 million.

Excluding special items, operating earnings for 1998 of $1.945 billion were not affected. The $637 million charge reflects an increased reserve for the potential estimated after-tax impact of the $742.2 million judgement in July 1996, plus interest through December 31, 1998.

The case reaches back to 1982 when Cities Service Co., a Tulsa oil company, filed suit against Gulf Oil Corp., when Gulf terminated plans to acquire Cities Service. In the years since the suit was filed, both companies were acquired by other energy firms: Cities Service by Occidental Petroleum and Gulf by Chevron. The lawsuit remained in the names of the original parties.

3/5/99

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

                                                                                                        Attachment
                                                                                                              -1-

                              CHEVRON CORPORATION - FINANCIAL REVIEW - REVISED MARCH 4, 1999
                                     (MILLIONS OF DOLLARS EXCEPT PER-SHARE AMOUNTS)


CONSOLIDATED STATEMENT OF INCOME
                                                                    Fourth Quarter                     Year Ended
                                                                       (unaudited)                    December 31,
                                                          ------------------------------  ------------------------
REVENUES:                                                      1998           1997          1998 (2)         1997
                                                          ----------     ----------       ----------    ----------
    Sales and Other Operating Revenues (1)              $     7,164   $      9,725      $    29,943   $    40,596
    Income from Equity Affiliates                               (66)           153              228           688
    Other Income                                                184            390              386           679
                                                          ----------     ----------       ----------    ----------
                                                              7,282         10,268           30,557        41,963
                                                          ----------     ----------       ----------    ----------
COSTS AND OTHER DEDUCTIONS:
    Purchased Crude Oil and Products                          3,358          4,599           14,036        20,223
    Operating Expenses                                        1,160          1,303            4,834         5,280
    Selling and Administrative Expenses                       1,343            496            2,239         1,533
    Exploration Expenses                                        117            205              478           493
    Depreciation, Depletion and Amortization                    646            657            2,320         2,300
    Taxes Other Than on Income (1)                            1,115          1,525            4,411         6,320
    Interest and Debt Expense                                   109             85              405           312
                                                          ----------     ----------       ----------    ----------
                                                              7,848          8,870           28,723        36,461
                                                          ----------     ----------       ----------    ----------
INCOME BEFORE INCOME TAX EXPENSE                               (566)         1,398            1,834         5,502
    Income Tax Expense                                         (360)           523              495         2,246
                                                          ----------     ----------       ----------    ----------
NET INCOME                                              $      (206)  $        875      $     1,339   $     3,256
                                                          ==========     ==========       ==========    ==========

PER-SHARE AMOUNTS
    Earnings - Basic                                    $     (0.31)  $       1.33      $      2.05   $      4.97
    Earnings - Diluted                                  $     (0.31)  $       1.33      $      2.04   $      4.95
    Dividends                                           $       .61   $        .58      $      2.44   $      2.28

Average Common Shares Outstanding (000's)
                  - Basic                                   654,076        658,249          654,858       656,306
                  - Diluted                                 656,237        660,826          657,076       658,363


NET INCOME BY MAJOR OPERATING AREA                                  Fourth Quarter                     Year Ended
                                                                        (unaudited)                   December 31,
                                                          ------------------------------  ------------------------
                                                               1998           1997             1998          1997
                                                          ----------     ----------       ----------    ----------
Exploration and Production
    United States                                       $        72   $        265      $       365   $     1,001
    International                                               202            261              707         1,252
                                                          ----------     ----------       ----------    ----------
      Total Exploration and Production                          274            526            1,072         2,253
                                                          ----------     ----------       ----------    ----------
Refining, Marketing and Transportation
    United States                                               114            156              572           601
    International                                              (118)           139               28           298
                                                          ----------     ----------       ----------    ----------
      Total Refining, Marketing and Transportation               (4)           295              600           899
                                                          ----------     ----------       ----------    ----------
Chemicals                                                        (2)            63              122           228
All Other (3) (4)                                              (474)            (9)            (455)         (124)
                                                          ----------     ----------       ----------    ----------
NET INCOME                                              $      (206)  $        875      $     1,339   $     3,256
                                                          ==========     ==========       ==========    ==========

    (1)  Includes consumer excise taxes.                $       943   $      1,339      $     3,756   $     5,587
           1997 amounts have been reclassified to conform to the 1998 presentation
    (2)  Includes restatements of 1998 periods for the company's share of the cumulative effect of accounting changes, effective
         January 1, 1998, the net effect of which was immaterial.
    (3)  Renamed in connection with the fourth quarter 1998 implementation of SFAS 131, "Disclosures about Segments of an
         Enterprise and Related Information".
    (4)  "All Other" includes coal  operations,  interest  expense,  interest income on cash and marketable  securities, corporate  center costs, real estate and insurance activities.

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
                                                                                                                            -2-


                                              CHEVRON CORPORATION - FINANCIAL REVIEW - REVISED MARCH 4, 1999
                                                                     (MILLIONS OF DOLLARS)

                                                                                 Fourth Quarter                      Year Ended
    SPECIAL ITEMS BY MAJOR OPERATING AREA                                            (unaudited)                    December 31,
                                                                        ------------------------         -----------------------
                                                                            1998           1997              1998 (1)      1997
                                                                        ---------      ---------         ------------  ---------

    U. S. Exploration and Production                                  $      (34)    $       (3)      $       (16)   $       29
    International Exploration and Production                                  (7)            (4)              (10)           55
    U. S. Refining, Marketing and Transportation                             (48)           (18)              (61)          (61)
    International Refining, Marketing and Transportation                     (27)             6               (95)          (69)
    Chemicals                                                                (24)            22               (29)            4
    All Other (2) (3)                                                       (569)            65              (395)          118
                                                                        ---------      ---------         ---------     ---------
      Total Special Items                                             $     (709)    $       68       $      (606)   $       76
                                                                        =========      =========         =========     =========



                                                                                 Fourth Quarter                      Year Ended
    SUMMARY OF SPECIAL ITEMS                                                         (unaudited)                    December 31,
                                                                        ------------------------         -----------------------
                                                                            1998           1997              1998          1997
                                                                        ---------      ---------         ---------     ---------
    Asset Dispositions                                                $       29     $      156       $        (9)   $      183
    Asset Write-offs and Revaluations                                        (91)           (78)             (159)          (86)
    Environmental Remediation Provisions                                     (21)             -               (39)          (35)
    Prior-Year Tax Adjustments                                                81             54               271           152
    Restructurings & Reorganizations                                           -            (60)              (43)          (60)
    LIFO Inventory (Losses) Gains                                            (25)             5               (25)            5
    Other, Net                                                              (682)            (9)             (602)          (83)
                                                                        ---------      ---------         ---------     ---------
      Total Special Items                                             $     (709)    $       68       $      (606)   $       76
                                                                        =========      =========         =========     =========


    FOREIGN EXCHANGE (LOSSES) GAINS                                   $      (71)    $      205       $       (47)   $      246
    -------------------------------


    EARNINGS BY MAJOR OPERATING AREA
           EXCLUDING SPECIAL ITEMS
    --------------------------------

                                                                                 Fourth Quarter                      Year Ended
                                                                                     (unaudited)                    December 31,
                                                                        ------------------------         -----------------------
                                                                            1998           1997              1998          1997
                                                                        ---------      ---------         ---------     ---------
    Exploration and Production
      United States                                                   $      106     $      268       $       381    $      972
      International                                                          209            265               717         1,197
                                                                        ---------      ---------         ---------     ---------
        Total Exploration and Production                                     315            533             1,098         2,169
                                                                        ---------      ---------         ---------     ---------
    Refining, Marketing and Transportation
      United States                                                          162            174               633           662
      International                                                          (91)           133               123           367
                                                                        ---------      ---------         ---------     ---------
        Total Refining, Marketing and Transportation                          71            307               756         1,029
                                                                        ---------      ---------         ---------     ---------
    Chemicals                                                                 22             41               151           224
    All Other (2) (3)                                                         95            (74)              (60)         (242)
                                                                        ---------      ---------         ---------     ---------
         Earnings Excluding Special Items                                    503            807             1,945         3,180

    Special Items                                                           (709)            68              (606)           76
                                                                        ---------      ---------         ---------     ---------
         Net Income                                                   $     (206)    $      875       $     1,339    $    3,256
                                                                        =========      =========         =========     =========


      (1)     Includes  restatements  of 1998 periods for the company's share of the cumulative effect of accounting changes, effective January 1, 1998, the net effect of which was immaterial.
      (2)     "All Other" includes interest expense, interest income on cash and marketable  securities,  corporate center costs, coal operations, real estate and insurance activities.
      (3)     Renamed in connection with the fourth quarter 1998 implementation of SFAS 131, "Disclosures about Segments of an
              Enterprise and Related Information".